EXHIBIT 99(c)


                          UNAUDITED PRO FORMA COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION

     The following is the unaudited pro forma combined consolidated financial information for First Merchants Corporation ("First Merchants") and for Lafayette Bancorporation ("Lafayette") giving effect to the merger of Lafayette with and into First Merchants. The information is presented under two separate assumptions relating to the level of shares of Lafayette common stock which are exchanged for First Merchants common stock. The financial information listed for "Assumption A" was compiled assuming 100% of the outstanding shares of Lafayette common stock are exchanged for shares of First Merchants common stock through the merger. The financial information listed for "Assumption B" was compiled assuming 60% of the outstanding shares of Lafayette common stock are exchanged for shares of First Merchants common stock and 40% of the outstanding shares of Lafayette common stock are exchanged for cash, as financed through the issuance of First Merchants trust preferred securities. The balance sheet information presented gives effect to the merger and, under Assumption B, the related issuance of the First Merchants trust preferred securities, as if each occurred on September 30, 2001. The income statement information presented gives effect to the merger and, under Assumption B, the related issuance of the First
Merchants trust preferred securities as if each occurred on the first day of each period presented.

     The pro forma combined figures are simply arithmetical combinations of First Merchants' and Lafayette's separate financial results in order to assist you in analyzing the future prospects of First Merchants. The pro forma combined figures illustrate the possible scope of the change in First Merchants' historical figures caused by the merger. You should not assume that First Merchants and Lafayette would have achieved the pro forma combined results if the merger had actually occurred during the periods presented.

     The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any potential savings that are expected to result from the consolidation of the operations of First Merchants and Lafayette, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

     The pro forma information reflects the "purchase" method of accounting, with Lafayette's assets and liabilities recorded at their estimated fair values as of September 30, 2001. The actual fair value adjustments to the assets and the liabilities of Lafayette will be made on the basis of appraisals and evaluations that will be made as of the date the merger is completed. Thus, the actual fair value adjustments may differ significantly from those reflected in these pro forma financial statements. In the opinion of First Merchants' management, the estimates used in the preparation of these pro forma financial statements are reasonable under the circumstances.

     You should read the unaudited pro forma combined consolidated financial information in conjunction with the accompanying notes.

        UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                         ASSUMPTION A--100% STOCK ISSUED
                          (Dollar Amounts in Thousands)


                                                          First                                Proforma               Proforma
                                                        Merchants             Lafayette       Adjustments             Combined
                                                       -----------           -----------      -----------           -----------
Assets
Cash and due from banks ..........................     $    46,149           $    22,416      $    (1,400)(1)       $    69,064
                                                                                                     (400)(2)
                                                                                                    3,303 (3)
                                                                                                   (1,004)(4)
Interest-bearing deposits ........................                                14,942                                 14,942
Federal funds sold ...............................          18,525                 8,800                                 27,325
                                                       -----------           -----------      -----------           -----------
  Cash and cash equivalents ......................          64,674                46,158              499               111,331

Interest-bearing time deposits ...................           3,119                                                        3,119
Investment securities
  Available for sale .............................         241,080                94,235                                335,315
  Held to maturity ...............................           8,942                 3,918              177 (5)            13,037
                                                       -----------           -----------      -----------           -----------
    Total investment securities ..................         250,022                98,153              177               348,352

Mortgage loans held for sale .....................             830                 9,253              165 (5)            10,248
Loans, net of allowance ..........................       1,346,731               549,793            3,140 (5)         1,899,664
Premises and equipment ...........................          27,184                10,756            9,441 (6)            47,381
Federal Reserve and FHLB stock ...................           7,856                 2,344                                 10,200
Interest Receivable ..............................          13,556                 7,411                                 20,967
Core deposit intangible and goodwill .............          32,795                12,470           30,156 (7)            79,151
                                                                                                  (12,470)(8)
                                                                                                   16,200 (9)
Other assets .....................................          14,904                11,215              755 (10)           34,914
                                                                                                    9,957 (11)
                                                                                                   (1,917)(15)
                                                       -----------           -----------      -----------           -----------
     Total assets ................................     $ 1,761,671           $   747,553      $    56,103           $ 2,565,327
                                                       ===========           ===========      ===========           ===========

Liabilities

Deposits
  Noninterest-bearing ............................     $   163,689           $    65,432                            $   229,121
  Interest-bearing ...............................       1,224,881               538,028            4,799 (5)         1,767,708
                                                       -----------           -----------      -----------           -----------
     Total deposits ..............................       1,388,570               603,460            4,799             1,996,829
Borrowings .......................................         182,455                78,085              509 (5)           261,049
Trust preferred
Other liabilities ................................          13,061                 7,354              139 (16)           20,554
                                                       -----------           -----------      -----------           -----------
      Total liabilities ..........................       1,584,086               688,899            5,447             2,278,432

Stockholders' equity
Preferred stock-no par value
  Common stock ...................................           1,584                 3,962           (3,962)(13)            2,166
                                                                                                      582 (14)
  Additional paid in capital .....................          50,817                38,119          (38,119)(13)          159,545
                                                                                                  108,728 (14)
  Retained earnings ..............................         121,711                15,461          (15,461)(13)          121,711
  Accumulated comprehensive income ...............           3,473                 1,112           (1,112)(13)            3,473
                                                       -----------           -----------      -----------           -----------
      Total stockholders' equity .................         177,585                58,654           50,656               286,895
                                                       -----------           -----------      -----------           -----------
     Total liabilities and stockholder's equity ..     $ 1,761,671           $   747,553      $    56,103           $ 2,565,327
                                                       ===========           ===========      ===========           ===========

               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

     UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                         ASSUMPTION A--100% STOCK ISSUED
        (Dollar Amounts in Thousands, except Share and Per Share Amounts)


                                                          First                                Proforma              Proforma
                                                        Merchants             Lafayette       Adjustments            Combined
                                                       -----------           -----------      -----------           -----------
Interest Income
     Loans receivable ............................     $    96,109           $    46,620      $      (648)(17)      $   142,081
     Investment securities .......................          19,065                 4,982              (39)(17)           24,008
     Other .......................................           1,354                   784                                  2,138
                                                       -----------           -----------      -----------           -----------
        Total interest income ....................         116,528                52,386             (687)              168,227
                                                       -----------           -----------      -----------           -----------
Interest Expense
     Deposits ....................................          49,607                23,016           (4,799)(17)           67,824
     Securities sold under repurchase agreements .           4,263                 1,773                                  6,036
     Federal Home Loan Bank advances & other .....           6,676                 2,616             (339)(17)            8,953
                                                       -----------           -----------      -----------           -----------
        Total interest expense ...................          60,546                27,405           (5,138)               82,813
                                                       -----------           -----------      -----------           -----------
Net Interest Income ..............................          55,982                24,981            4,451                85,414
     Provision for loan losses ...................           2,625                 1,200                                  3,825
                                                       -----------           -----------      -----------           -----------
Net interest income after provision for loan losses         53,357                23,781            4,451                81,589
                                                       -----------           -----------      -----------           -----------
Other Income
     Fiduciary activities ........................           4,972                 1,187                                  6,159
     Service charges on deposit accounts .........           4,776                 1,880                                  6,656
     Other customer fees .........................           3,519                 1,042                                  4,561
     Net realized losses on sales of
        available-for-sale securities ............            (107)                  (12)                                  (119)
     Commission income ...........................           1,950                   758                                  2,708
     Other income ................................           1,524                   970                                  2,494
                                                       -----------           -----------      -----------           -----------
        Total other income .......................          16,634                 5,825                                 22,459
                                                       -----------           -----------      -----------           -----------
Other expenses
     Salaries and employee benefits ..............          21,418                10,681                                 32,099
     Net occupancy expenses ......................           2,471                 1,247              236 (18)            3,954
     Equipment expenses ..........................           4,299                 1,731                                  6,030
     Goodwill and core deposit amortization ......             896                   740            3,600 (20)            4,496
                                                                                                     (740)(22)
     Other expenses ..............................          10,999                 4,777                                 15,776
                                                       -----------           -----------      -----------           -----------
        Total other expenses .....................          40,083                19,176            3,096                62,355
                                                       -----------           -----------      -----------           -----------
Income before income tax .........................          29,908                10,430            1,355                41,693
Income tax expense ...............................           9,968                 3,514              549 (19)           14,031
                                                       -----------           -----------      -----------           -----------
Net income .......................................     $    19,940           $     6,916      $       806           $    27,662
                                                       ===========           ===========      ===========           ===========


Per Share Data
      Basic earnings per common share ............     $      1.67           $      1.75                            $      1.67
      Diluted earnings per common share ..........            1.66                  1.74                                   1.66
      Average common shares-basic ................      11,909,457             3,950,297                             16,564,912
      Average common shares-diluted ..............      11,992,231             3,985,521                             16,647,686


               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

     UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                     ASSUMPTION A--100% STOCK ISSUED (Dollar
            Amounts in Thousands, except Share and Per Share Amounts)


                                                          First                                Proforma              Proforma
                                                        Merchants             Lafayette       Adjustments            Combined
                                                       -----------           -----------      -----------           -----------
Interest Income
     Loans receivable ............................     $    77,632           $    35,581      $      (486)(17)      $   112,727
     Investment securities .......................          12,426                 3,752              (30)(17)           16,148
     Other .......................................             855                 1,571                                  2,426
                                                       -----------           -----------      -----------           -----------
        Total interest income ....................          90,913                40,904             (516)              131,301
Interest Expense
     Deposits ....................................          35,817                17,876           (3,599)(17)           50,094
     Securities sold under repurchase agreements .           2,665                 1,291                                  3,956
     Federal Home Loan Bank advances and other ...           5,209                 2,114             (255)(17)            7,068
                                                       -----------           -----------      -----------           -----------
        Total interest expense ...................          43,691                21,281           (3,854)               61,118
                                                       -----------           -----------      -----------           -----------
Net Interest Income ..............................          47,222                19,623            3,338                70,183
     Provision for loan losses ...................           2,371                   900                                  3,271
                                                       -----------           -----------      -----------           -----------
Net interest income after provision for loan losses         44,851                18,723            3,338                66,912
                                                       -----------           -----------      -----------           -----------
Other Income
     Fiduciary activities ........................           4,117                   890                                  5,007
     Service charges on deposit accounts .........           4,106                 1,551                                  5,657
     Other customer fees .........................             231                   793                                  1,024
     Net realized losses on sales of
        available-for-sale securities ............            (167)                                                        (167)
     Commission income ...........................           1,465                   308                                  1,773
     Other income ................................           3,890                 1,773                                  5,663
                                                       -----------           -----------      -----------           -----------
        Total other income .......................          13,642                 5,315                                 18,957
                                                       -----------           -----------      -----------           -----------
Other expenses
     Salaries and employee benefits ..............          18,094                 9,226                                 27,320
     Net occupancy expenses ......................           2,037                   965              177 (18)            3,179
     Equipment expenses ..........................           3,282                 1,395                                  4,677
     Goodwill and core deposit amortization ......           1,181                   537            2,700 (20)            3,881
                                                                                                     (537)(22)
     Other expenses ..............................           8,365                 3,732                                 12,097
                                                       -----------           -----------      -----------           -----------
        Total other expenses .....................          32,959                15,855            2,340                51,154
                                                       -----------           -----------      -----------           -----------
Income before income tax .........................          25,534                 8,183              998                34,714
     Income tax expense ..........................           8,834                 2,580              404 (19)           11,818
                                                       -----------           -----------      -----------           -----------
Net income .......................................     $    16,700           $     5,603      $       594           $    22,897
                                                       ===========           ===========      ===========           ===========

Per Share Data
      Basic earnings per common share ............     $      1.36           $      1.41                            $      1.35
      Diluted earnings per common share ..........            1.35                  1.40                                   1.34
      Average common shares-basic ................      12,306,708             3,958,906                             16,962,163
      Average common shares-diluted ..............      12,390,142             3,997,540                             17,045,597


               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

        UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                          ASSUMPTION B-60% STOCK ISSUED
                          (Dollar Amounts in Thousands)


                                                          First                                Proforma              Proforma
                                                        Merchants             Lafayette       Adjustments            Combined
                                                       -----------           -----------      -----------           -----------
Assets
Cash and due from banks ..........................     $    46,149           $    22,416      $    (1,400)(1)       $    69,064
                                                                                                     (400)(2)
                                                                                                    3,303 (3)
                                                                                                   (1,004)(4)
Interest-bearing deposits ........................                                14,942                                 14,942
Federal funds sold ...............................          18,525                 8,800            4,871 (12)           32,196
                                                       -----------           -----------      -----------           -----------
  Cash and cash equivalents ......................          64,674                46,158            5,370               116,202
Interest-bearing time deposits ...................           3,119                                                        3,119
Investment securities
  Available for sale .............................         241,080                94,235                                335,315
  Held to maturity ...............................           8,942                 3,918              177 (5)            13,037
                                                       -----------           -----------      -----------           -----------
    Total investment securities ..................         250,022                98,153              177               348,352
Mortgage loans held for sale .....................             830                 9,253              165(5)             10,248
Loans, net of allowance ..........................       1,346,731               549,793            3,140(5)          1,899,664
Premises and equipment ...........................          27,184                10,756            9,441(6)             47,381
Federal Reserve and FHLB stock ...................           7,856                 2,344                                 10,200
Interest Receivable ..............................          13,556                 7,411                                 20,967
Core deposit intangible and goodwill .............          32,795                12,470           36,761 (7)            85,756
                                                                                                  (12,470)(8)
                                                                                                   16,200 (9)
Other assets .....................................          14,904                11,215              755 (10)           34,914
                                                                                                    9,957 (11)
                                                                                                   (1,917)(15)
                                                       -----------           -----------      -----------           -----------
     Total assets ................................     $ 1,761,671           $   747,553      $    67,579           $ 2,576,803
                                                       ===========           ===========      ===========           ===========

Liabilities
Deposits
  Noninterest-bearing ............................     $   163,689           $    65,432                            $   229,121
  Interest-bearing ...............................       1,224,881               538,028            4,799 (5)         1,767,708
                                                       -----------           -----------      -----------           -----------
     Total deposits ..............................       1,388,570               603,460            4,799             1,996,829
Borrowings .......................................         182,455                78,085              509 (5)           261,049
Trust preferred                                                                                    55,200 (12)           55,200
Other liabilities ................................          13,061                 7,354              139 (16)           20,554
                                                       -----------           -----------      -----------           -----------
      Total liabilities ..........................       1,584,086               688,899           60,647             2,333,632

Stockholders' equity
  Preferred stock-no par value ...................
  Common stock ...................................           1,584                 3,962           (3,962)(13)            1,933
                                                                                                      349 (14)
  Additional paid in capital .....................          50,817                38,119          (38,119)(13)          116,054
                                                                                                   65,237 (14)
  Retained earnings ..............................         121,711                15,461          (15,461)(13)          121,711
  Accumulated comprehensive income ...............           3,473                 1,112           (1,112)(13)            3,473
                                                       -----------           -----------      -----------           -----------
      Total stockholders' equity .................         177,585                58,654            6,932               243,171
                                                       -----------           -----------      -----------           -----------
      Total liabilities and stockholders' equity .     $ 1,761,671           $   747,553      $    67,579           $ 2,576,803
                                                       ===========           ===========      ===========           ===========

               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

     UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                     ASSUMPTION B--60% STOCK ISSUED
       (Dollar Amounts in Thousands, except Share and Per Share Amounts)


                                                           First                                Proforma             Proforma
                                                         Merchants            Lafayette       Adjustments            Combined
                                                       -----------           -----------      -----------           -----------
Interest Income
       Loans receivable                                $    96,109           $    46,620      $      (648)(17)      $   142,081
       Investment securities                                19,065                 4,982              (39)(17)           24,008
       Other                                                 1,354                   784               73 (23)            2,211
                                                       -----------           -----------      -----------           -----------
          Total interest income                            116,528                52,386             (614)              168,300
                                                       -----------           -----------      -----------           -----------
Interest Expense
       Deposits                                             49,607                23,016           (4,799)(17)           67,824
       Securities sold under repurchase agreements           4,263                 1,773                                  6,036
       Federal Home Loan Bank advances & other               6,676                 2,616             (339)(17)            8,953
       Trust Preferred                                                                              4,964 (21)            4,964
                                                       -----------           -----------      -----------           -----------
          Total interest expense                            60,546                27,405             (174)               87,777
                                                       -----------           -----------      -----------           -----------
Net Interest Income                                         55,982                24,981             (440)               80,523
       Provision for loan losses                             2,625                 1,200                                  3,825
                                                       -----------           -----------      -----------           -----------
Net interest income after provision for loan losses         53,357                23,781             (440)               76,698
                                                       -----------           -----------      -----------           -----------
Other Income
       Fiduciary activities                                  4,972                 1,187                                  6,159
       Service charges on deposit accounts                   4,776                 1,880                                  6,656
       Other customer fees                                   3,519                 1,042                                  4,561
       Net realized losses on sales of
          available-for-sale securities                       (107)                  (12)                                  (119)
       Commission income                                     1,950                   758                                  2,708
       Other income                                          1,524                   970                                  2,494
                                                       -----------           -----------      -----------           -----------
          Total other income                                16,634                 5,825                                 22,459
                                                       -----------           -----------      -----------           -----------
Other expenses
       Salaries and employee benefits                       21,418                10,681                                 32,099
       Net occupancy expenses                                2,471                 1,247              236 (18)            3,954
       Equipment expenses                                    4,299                 1,731                                  6,030
       Goodwill and core deposit amortization                  896                   740            3,600 (20)            4,496
                                                                                                     (740)(22)
       Other expenses                                       10,999                 4,777                                 15,776
                                                       -----------           -----------      -----------           -----------
          Total other expenses                              40,083                19,176            3,096                62,355
                                                       -----------           -----------      -----------           -----------
Income before income tax                                    29,908                10,430           (3,536)               36,802
       Income tax expense                                    9,968                 3,514           (1,433)(19)           12,049
                                                       -----------           -----------      -----------           -----------
Net income                                             $    19,940           $     6,916      $    (2,103)          $    24,753
                                                       ===========           ===========      ===========           ===========


Per Share Data
        Basic earnings per common share                $      1.67           $      1.75                            $      1.68
        Diluted earnings per common share                     1.66                  1.74                                   1.67
        Average common shares-basic                     11,909,457             3,950,297                             14,702,730
        Average common shares-diluted                   11,992,231             3,985,521                             14,785,504


               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

     UNAUDITED PROFORMA COMBINED CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                     ASSUMPTION B--60% STOCK ISSUED
        (Dollar Amounts in Thousands, except Share and Per Share Amounts)


                                                          First                                Proforma              Proforma
                                                        Merchants             Lafayette       Adjustments            Combined
                                                       -----------           -----------      -----------           -----------
Interest Income
     Loans receivable                                  $    77,632           $    35,581      $      (486)(17)      $   112,727
     Investment securities                                  12,426                 3,752              (30)(17)           16,148
     Other                                                     855                 1,571               55 (23)            2,481
                                                       -----------           -----------      -----------           -----------
        Total interest income                               90,913                40,904             (461)              131,356
                                                       -----------           -----------      -----------           -----------
Interest Expense
     Deposits                                               35,817                17,876           (3,599)(17)           50,094
     Securities sold under repurchase agreements             2,665                 1,291                                  3,956
     Federal Home Loan Bank advances and other               5,209                 2,114             (255)(17)            7,068
     Trust Preferred                                                                                3,723 (21)            3,723
                                                       -----------           -----------      -----------           -----------
        Total interest expense                              43,691                21,281             (131)               64,841
                                                       -----------           -----------      -----------           -----------
Net Interest Income                                         47,222                19,623             (330)               66,515
     Provision for loan losses                               2,371                   900                                  3,271
                                                       -----------           -----------      -----------           -----------
Net interest income after provision for loan losses         44,851                18,723             (330)               63,244
                                                       -----------           -----------      -----------           -----------
Other Income
     Fiduciary activities                                    4,117                   890                                  5,007
     Service charges on deposit accounts                     4,106                 1,551                                  5,657
     Other customer fees                                       231                   793                                  1,024
     Net realized losses on sales of
        available-for-sale securities                         (167)                   --                                   (167)
     Commission income                                       1,465                   308                                  1,773
     Other income                                            3,890                 1,773                                  5,663
                                                       -----------           -----------      -----------           -----------
        Total other income                                  13,642                 5,315                                 18,957
                                                       -----------           -----------      -----------           -----------
Other expenses
     Salaries and employee benefits                         18,094                 9,226                                 27,320
     Net occupancy expenses                                  2,037                   965              177 (18)            3,179
     Equipment expenses                                      3,282                 1,395                                  4,677
     Goodwill and core deposit amortization                  1,181                   537            2,700 (20)            3,881
                                                                                                     (537)(22)
     Other expenses                                          8,365                 3,732           12,097
        Total other expenses                                32,959                15,855            2,340                51,154
                                                       -----------           -----------      -----------           -----------
Income before income tax                                    25,534                 8,183           (2,670)               31,047
     Income tax expense                                      8,834                 2,580           (1,082)(19)           10,332
                                                       -----------           -----------      -----------           -----------
Net income                                             $    16,700           $     5,603      $    (1,588)          $    20,755
                                                       ===========           ===========      ===========           ===========


Per Share Data
      Basic earnings per common share                  $      1.36           $      1.41                            $      1.37
      Diluted earnings per common share                       1.35                  1.40                                   1.36
      Average common shares-basic                       12,306,708             3,958,906                             15,099,981
      Average common shares-diluted                     12,390,142             3,997,540                             15,183,415


               The accompanying notes are an integral part of the unaudited proforma combined consolidated financial information.

    Notes to Unaudited Pro Forma Combined Consolidated Financial Information


Note 1 -  Basis of Presentation

     First Merchants has agreed to acquire Lafayette for a fixed exchange ratio of 1.11 shares of First Merchants Corporation stock for each share of Lafayette stock, subject to possible upward or downward adjustment as provided for in the Merger Agreement, or a fixed payment of $30.00 per share for each share of Lafayette stock up to 1,677,642 shares. The acquisition will be accounted for under the purchase method of accounting and, accordingly, the assets and liabilities of Lafayette have been marked to estimated fair value based upon conditions as of September 30, 2001.

     Since these are proforma statements, we cannot assure that the amounts reflected in these financial statements would have been representative of the actual amounts earned had the companies been combined at the time.

Note 2 -  Pro Forma Adjustments

     (1)  To record payment by Lafayette for estimated transaction costs.

     (2)  To record payment by First Merchants for estimated transaction costs.

     (3)  To record receipt of cash for stock options exercised.

     (4)  To record payment of stock appreciation rights.

     (5) To adjust interest-earning assets and interest-bearing liabilities of Lafayette to estimated fair value.

     (6)  To record premises and equipment at estimated fair value.

     (7) To record goodwill for the cost of acquisition over the estimated fair value of net assets acquired as follows:

                                                                       Assumption A    Assumption B
                                                                       ------------    ------------
         Purchase Price:
          Common stock                                                  $     582       $     349
          Additional paid in capital                                      108,728          65,237
          Acquisition costs                                                   400             400
          Cash paid to Lafayette stockholders                                              50,329
                                                                        ---------       ---------
             Total purchase price paid                                    109,710         116,315
                                                                        ---------       ---------
     Allocated to:
       Historical book value of Lafayette's assets and liabilities         58,654          58,654
       Record transaction costs of Lafayette                               (1,400)         (1,400)
       Record payment of stock appreciation rights                         (1,004)         (1,004)
       Cash received for stock options exercised                            3,303           3,303
       Write off of Lafayette's historical goodwill and core
       deposit intangible                                                 (12,470)        (12,470)
                                                                        ---------       ---------
     Adjusted book value of Lafayette                                      47,083          47,083
                                                                        ---------       ---------
       Core deposit intangible                                             16,200          16,200

     Adjustments to record assets and liabilities at fair value:
       Securities                                                             177             177
       Mortgage loans held for sale                                           165             165
       Loans                                                                3,140           3,140
       Premises and equipment                                               9,441           9,441
       Other assets                                                           755             755
       Deposits                                                            (4,799)         (4,799)
       Borrowings                                                            (509)           (509)
       Deferred taxes                                                       9,957           9,957
       Pension assets/Liability                                            (2,056)         (2,056)
                                                                        ---------       ---------
          Total allocation                                                 32,471          32,471
                                                                        ---------       ---------
     Goodwill                                                           $  30,156       $  36,761
                                                                        =========       =========

Notes to Unaudited Pro Forma Combined Consolidated Financial Information (continued)


     (8) To eliminate Lafayette's historical goodwill and core deposit intangible.

     (9)  To record core deposit intangible.

     (10) To record other assets at fair value.

     (11) To record deferred taxes on the purchase accounting adjustments.

     (12) To record issuance of the trust preferred securities by First Merchants and investing of excess funds.

     (13) To eliminate Lafayette's equity accounts.

     (14) To record issuance of 4,655,455 shares of First Merchants' stock under Assumption A and the issuance of 2,793,273 shares of First Merchants' stock under Assumption B.

     (15) To eliminate Lafayette's prepaid pension costs.

     (16) To recognize Lafayette's pension liability.

     (17) To record effect of amortization of purchase accounting adjustments in a manner that approximates the level yield method.

     (18) To record amortization of purchase accounting adjustment related to premises and equipment.

     (19) To record tax effect of purchase accounting adjustments at an effective rate of 40.525%.

     (20) To record amortization of core deposit premium intangible.

     (21) To record interest expense on the trust preferred securities issued by First Merchants.

     (22) To eliminate Lafayette's goodwill and core deposit intangible amortization expense.

     (23) To record interest income on investment of excess proceeds from issuance of trust preferred securities.